UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: October 28, 2005
                        (Date of earliest event reported)
                          ----------------------------

                      CENTURY PACIFIC FINANCIAL CORPORATION
               (Exact name of registrant as specified in charter)

                                    Delaware
         (State or other Jurisdiction of Incorporation or Organization)

            0-16075                                      86-0449546
    (Commission File Number)                  (IRS Employer Identification No.)

                         936A Beachland Boulevard, Suite 13
                              Vero Beach, FL 32963
                         (Address of Principal Executive
                              Offices and zip code)

                                 (772) 231-7544
                             (Registrant's telephone
                          number, including area code)


                                       n/a
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

         Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Century Pacific Financial Corporation ("Century"), Versatile Entertainment, Inc. ("Versatile") and Bella Rose, LLC ("Bella Rose") (collectively, Century, Versatile and Bella Rose are referred to herein as the "Companies") to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe future plans, strategies and expectations of the Companies, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. The actual results of the Companies could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, Century undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 1.01  Entry into a Material Definitive Agreement.

         On October 28, 2005, Century Pacific Financial Corporation, a Delaware corporation ("Century"), entered into an exchange agreement ("Exchange Agreement") with Versatile Entertainment, Inc., a California corporation ("Versatile"), the stockholders of Versatile ("Stockholders"), Bella Rose, LLC, a California limited liability company ("Bella Rose") and the members of Bella Rose ("Members").

         Under the Exchange Agreement, Century will, at closing, acquire all of the outstanding membership interests of Bella Rose ("Interests") from the Members, and the Members will contribute all of their Interests to Century. In exchange, Century will issue to the Members 492,021.29 shares of Series A Convertible Preferred Stock, par value $0.001 per share, of Century ("Preferred Stock"). Following the closing of the exchange transaction ("Closing"), Bella Rose will continue as a wholly-owned subsidiary of Century.

         The Exchange Agreement also provides that Century will, at closing, acquire all of the outstanding shares of capital stock of Versatile ("Versatile Shares") from the Stockholders, and the Stockholders will contribute all of their Versatile Shares to Century. In exchange, Century will issue to the Stockholders 1,968,085.05 shares of Century's Preferred Stock. Following the Closing, Versatile will continue as a wholly-owned subsidiary of Century.

         A total of 2,460,106.34 shares of Preferred Stock will be issued in the exchange transaction (the "Exchange") to the Members and the Stockholders, subject to adjustment as described below. Each share of Preferred Stock will be convertible into 100 shares of Century's common stock. Accordingly, upon completion of the Exchange and prior to any adjustment, the Members will own 49,202,129 shares of Century's common stock on an as-converted basis, and the Stockholders will own 196,808,505 shares of Century's common stock on an as-converted basis.


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

         The consummation of the Exchange is contingent on a minimum of $4,500,000 being subscribed for, and funded into escrow, by certain accredited and institutional investors ("Investors") for the purchase of shares of Preferred Stock directly from Century promptly after the closing of the Exchange under terms and conditions approved by Century's board of directors immediately following the Exchange ("Capital Raise"). The closing of the Capital Raise will be contingent on the closing of the Exchange.

         The actual number of shares of Preferred Stock to be received by Members and Stockholders in the Exchange is subject to adjustment based on the number of shares of Preferred Stock issued to Investors for the first $4,500,000 of the Capital Raise. The aggregate shares of Preferred Stock to be issued to the Members and Stockholders in the Exchange will be reduced on a share-for-share basis for each share of Century's Preferred Stock issued to Investors for the first $4,500,000 in the Capital Raise in excess of 333,000. If less than 333,000 shares of Preferred Stock are issued to Investors for the first $4,500,000 in the Capital Raise, then there will be no adjustment.

         Upon completion of the Exchange, assuming gross proceeds of $4,500,000 from the Capital Raise, the Members, Stockholders and Investors in the aggregate will own 2,793,106.34 shares of Preferred Stock, which will represent in the aggregate 95.3% of Century's issued and outstanding shares of common stock on a fully diluted and as-converted basis. Further, assuming gross proceeds of $4,500,000 from the Capital Raise, the current stockholders of Century will own 4.7% of the outstanding common stock (or, 13,775,021 of Century's common stock) immediately after completion of these transactions on a fully diluted and as-converted basis.

         The Capital Raise may result in gross proceeds from Investors in excess of $4,500,000. In such case, the relative common stock ownership interests of the Members, Stockholders and existing Century stockholders on a fully diluted and as-converted basis will be reduced on a pro rata basis.

         The issuance of the shares of Preferred Stock to the Members and the Stockholders in the Exchange and, upon conversion of such shares of Preferred Stock, the shares of Century common stock underlying such shares of Preferred Stock, is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to Section 4(2) thereof and such other available exemptions. The issuance of shares of Preferred Stock to Investors under the Capital Raise is being offered pursuant to an exemption from registration contained in Regulation D, only to accredited investors. The shares of Preferred Stock and the shares of Century common stock underlying the shares of Preferred Stock may not be offered or sold in the United States unless they are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available. No registration statement covering these securities has been filed with the United States Securities and Exchange Commission ("Commission") or with any state securities commission in respect of the Exchange or the Capital Raise. However, as a condition to the Capital Raise, Century will agree to register for public re-sale the common stock underlying the Preferred Stock issued to the Investors in the Capital Raise.


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

         Century is presently authorized under its Certificate of Incorporation to issue 150,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share. Of the 10,000,000 shares of preferred stock authorized, 3,500,000 shares will be designated as Series A Convertible Preferred Stock pursuant to a certificate of designations ("Certificate of Designations"), which will be approved by Century's board of directors, and filed with and accepted by, the Secretary of State of the State of Delaware prior to the Closing of the Exchange. Currently, Century has 13,775,021 shares of common stock issued and outstanding and no shares of preferred stock issued and outstanding.

         Under the terms of the Exchange Agreement, all of the outstanding Interests held by the Members and all of the Versatile Shares owned by the Stockholders will be exchanged for shares of Preferred Stock. Each share of Preferred Stock will be convertible into 100 shares of Century's common stock (the "Conversion Rate"). The Preferred Shares will immediately and automatically be converted into shares of Century's common stock (the "Mandatory Conversion") upon the approval by a majority of Century's stockholders (voting together on an as-converted-to-common-stock basis), following the Exchange and the Capital Raise, of a 1 for 9.25 reverse stock split of Century's outstanding common stock ("Reverse Split").

         The holders of shares of Series A Preferred Stock (including the Investors acquiring such shares as part of the Capital Raise after the closing of the Exchange) will be entitled to vote together with the holders of the common stock, as a single class, upon all matters submitted to holders of common stock for a vote. Each share of Series A Preferred Stock will carry a number of votes equal to the number of shares of common stock issuable as if converted at the record date. As such, immediately following the Exchange and the Capital Raise, assuming gross proceeds from the Capital Raise of $4,500,000, the Members, Stockholders and Investors will have 95.3% of the total combined voting power of all classes of Century stock entitled to vote.

         Upon Mandatory Conversion of the shares of Preferred Stock, and subject to an adjustment of the Conversion Rate as a result of the Reverse Split, and assuming gross proceeds from the Capital Raise of $4,500,000, the Members, Stockholders and Investors will, in the aggregate, receive approximately 30,195,751 shares of Century's common stock, representing 95.3% of the outstanding shares of Century's common stock immediately following the Mandatory Conversion. The existing stockholders of Century will, following the Mandatory Conversion and Reverse Split, and assuming gross proceeds from the Capital Raise of $4,500,000, own approximately 1,489,192 shares of Century's common stock, representing 4.7% of the outstanding shares of common stock.

         In connection with the Reverse Split, Century's board of directors may, in its discretion, provide special treatment to certain Century stockholders to preserve round lot holders (i.e., holders owning at least 100 shares) after the Reverse Split. In the event Century's board determines to provide such special treatment, Century stockholders holding 925 or fewer shares of common stock but at least 100 shares of common stock will receive 100 shares of common stock after the Reverse Split, and persons holding less than 100 shares of common stock would not be affected. The terms and conditions of special treatment afforded to Century stockholders to preserve round lot stockholders, if any, including the record dates for determining which stockholders may be eligible for such special treatment, will be established in the discretion of Century's board of directors.

         Effective as of the Closing of the Exchange transaction, and subject to applicable regulatory requirements, including the preparation, filing and distribution to the Century stockholders of a Schedule 14(f)-1 Notice to Stockholders at least ten (10) days prior to Closing, Kevin R. Keating, Century's current sole officer and director will continue as a member of Century's board and will appoint Daniel S. Guez, the current CEO of Versatile and majority Member of Bella Rose, and Dean Oakey. As a condition to the Closing of the Exchange transaction, Keating Reverse Merger Fund, LLC ("KRM Fund"), Century's current controlling stockholder, and Stockholders and Members holding a majority of the Preferred Stock received in the Exchange transaction, will agree to vote their shares of Century's voting securities: (i) to elect one member to Century's board to be designated by KRM Fund (the "KRM Fund Designate") for a period of one year following the Closing and to vote for such other persons that may be designated by Daniel S. Guez to fill any vacant position on the board of directors (other than KRM Fund Designate), and (ii) to approve the Reverse Split, the adoption of a stock incentive plan, and the change of Century's corporate name (collectively, the "Actions").

         Additional information concerning Daniel S. Guez and other significant stockholders of Century immediately following the Exchange will be included in the Schedule 14(f)-1 Notice to Stockholders which will be filed with the SEC and mailed to stockholders at least ten (10) days prior to the Closing of the Exchange.

         At or prior to the Closing, Century will also enter into a certain financial advisory agreement with Keating Securities, LLC ("Keating Securities"), a registered broker-dealer, under which Keating Securities will be compensated by Century for its advisory services rendered to Century in connection with the Exchange. The transaction advisory fee will be $350,000, with the payment thereof being subject to the Closing of the Exchange.

         Century, Versatile and Bella Rose have each agreed to continue to operate their business in the ordinary course prior to the Exchange. In addition, Century is able to pursue the Capital Raise, subject to the approval of the terms and conditions thereof by the board of Century promptly following the Closing of the Exchange.

         Under the Exchange Agreement, each of Century, Versatile and Bella Rose have agreed to do certain things, some of which are conditions to the exchange transaction. Each company is obligated to (a) obtain all necessary approvals for various aspects of the transaction, (b) give the other access to the records and personnel to complete due diligence review, (c) proceed expeditiously to undertake all actions so as to be able to consummate the Exchange, (d) in the case of Versatile, deliver audited financial statements including a balance sheet as of December 31, 2004 and 2003 and statements of operations, cash flows and stockholders' equity from inception to December 31, 2004 and unaudited financial statements of Versatile and Bella Rose for the three month and nine month periods ended September 30, 2005 and 2004, and (e) refrain from soliciting or initiating proposals from, providing information to or holding discussions with any party concerning any sale of assets or any material portion of any capital stock or any merger, consolidation, business combination, liquidation or similar transaction, subject to the fiduciary obligations of directors generally.


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

         Consummation of the Exchange is conditioned upon the minimum amount of the Capital Raise ($4,500,000) being held in escrow at the time of the consummation of the Exchange with such funds being available for release to Century upon the Closing of the Exchange and the approval of the terms and conditions of the Capital Raise by Century's board after the Exchange. Consummation of the Exchange is also contingent upon tax counsel to Versatile and Bella Rose rendering its opinion that the transaction will not be taxable to the holders of Interests and Versatile Shares pursuant to Section 351 of the Internal Revenue Code. In addition to the foregoing conditions, the Exchange is conditioned upon (i) preparation, filing and distribution to the Century stockholders of a Schedule 14(f)-1 Notice to Stockholders, and (ii) continued quotation of Century's common stock on the Over-the-Counter Bulletin Board.

         Except for the representations and warranties relating to the ownership of the Interests and Versatile Shares which survive the consummation of the Exchange, the representations and warranties of all the parties to the Exchange Agreement do not survive the closing.

         The Exchange Agreement may be terminated as follows: (i) by mutual consent, (ii) by either party if the Exchange is not consummated by November 30, 2005, (iii) by either party if the Exchange is prohibited by issuance of an order, decree or ruling, or (iv) by either party if the other is in material breach of any representation, warranty, covenant or agreement. In the event of termination, both parties are responsible for their expenses, except that Century may retain a $50,000 deposit paid by Versatile and Bella Rose (unless the Exchange Agreement is terminated by Versatile or Bella Rose as a result of a breach by Century.

         Because an integral part of the Exchange is the completion of the Capital Raise in the minimum amount of $4,500,000, the minimum amount of the Capital Raise must be subscribed and funded in escrow prior to the Closing of the Exchange. The funds from the Capital Raise will be released to Century within three days following the Closing of the Exchange and after the approval of the terms and conditions of the Capital Raise by Century's board and acceptance of the subscriptions by Century. If Century's board fails to approve the Capital Raise or Century does not accept the subscriptions within such three day period, then the Exchange will be rescinded, and the Capital Raise cancelled with the escrowed subscriptions for shares of Preferred Stock returned to the Investors, without interest or deduction. Additionally, in the event of a rescission of the Exchange, all other aspects of the Exchange will be cancelled and the Members and Stockholders restored to their relative ownership and positions in Bella Rose and Versatile, respectively, as it was immediately prior to the Exchange.

         The directors of Century have approved the Exchange Agreement and the transactions contemplated thereunder. The directors of Versatile have approved the Exchange Agreement and the transactions contemplated thereunder. Each Member and Stockholder has approved the Exchange Agreement and the transactions contemplated thereunder as evidenced by their execution of the Exchange Agreement. The parties expect the closing of the transactions under the Exchange Agreement to occur on or about November 15, 2005. However, there can be no assurances that the Exchange will be completed.

         On September 19, 2005, in its Current Report on Form 8-K dated September 16, 2005, Century reported the execution of a letter of intent to acquire Versatile and Bella Rose.

         Kevin R. Keating is the father of the principal member of Keating Investments, LLC. Keating Investments, LLC is the managing member of KRM Fund, which is the current majority stockholder of Century, and Keating Securities, LLC, the registered broker-dealer affiliate of Keating Investments, LLC. Kevin
R. Keating is not affiliated with and has no equity interest in Keating Investments, LLC, KRM Fund or Keating Securities, LLC and disclaims any beneficial interest in the shares of Century's common stock owned by KRM Fund. Similarly, Keating Investments, LLC, KRM Fund and Keating Securities, LLC disclaim any beneficial interest in the shares of Century's common stock currently owned by Kevin R. Keating.

Business of Century

         Century is currently a shell company with nominal assets whose sole business has been to identify, evaluate and investigate various companies with the intent that, if such investigation warrants, a reverse merger transaction be negotiated and completed pursuant to which Century would acquire a target company with an operating business with the intent of continuing the acquired company's business as a publicly held entity.

Business of Versatile and Bella Rose

         Versatile was formed in April 2001, to design, develop, manufacture, market, distribute and sell high end fashion jeans, knits, apparel and accessories. Versatile currently markets, distributes, and sells its "People's Liberation" brand products in the United States, and internationally primarily in Japan, Canada, Mexico and the United Kingdom. Versatile is headquartered in Los Angeles, California, and maintains show rooms in New York and Los Angeles.

         Bella Rose was formed in May of 2005, to design, develop, manufacture, market, distribute and sell high end fashion jeans, casual wear, and other apparel. Bella Rose currently markets, distributes and sells its "William Rast" brand products in the United States, Japan and the United Kingdom. Bella Rose is headquartered in Los Angeles, California, and maintains show rooms in New York and Los Angeles.

         Each of Versatile and Bella Rose has a limited operating history and limited revenue to date. While management believes that each company has the opportunity to be successful in the high end fashion jean market, there can be no assurance that Versatile or Bella Rose will be successful in accomplishing its business initiatives, or that it will be able to achieve any significant levels of revenues, or recognize net income, from the sale of its products.

         The businesses of Versatile and Bella Rose involve a number of risks and uncertainties that could cause the actual results of either company to differ materially from those estimated by management from time to time. Potential risks and uncertainties, include, but are not limited to, such factors as fluctuations in demand for each company's products, the introduction of new products, each company's ability to maintain customer and strategic business relationships, the impact of competitive products and pricing, growth in target markets, the adequacy of each company's liquidity and financial strength to support its growth, and other information that may be detailed from time to time in Century's filings with the United States Securities and Exchange Commission should the exchange transaction contemplated by the Exchange Agreement be completed.


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

Item 9.01  Financial Statements and Exhibits.

      (a)   Financial statements of business acquired. None.

      (b)   Pro forma financial information. None.

      (c)   Exhibits.

      2.1 Exchange Agreement by and between Century, Versatile, the stockholders of Versatile , Bella Rose and the members of Bella Rose dated October 28, 2005.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Century Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Century Corporation


Date:  November 1, 2005        By: /s/ Kevin R. Keating
                                   ---------------------------------------------
                                   Kevin R. Keating, President and Sole Director

                                  EXHIBIT INDEX


Exhibit Number                          Description of Exhibit
--------------                          ----------------------


        2.1 Exchange Agreement by and between Century, Versatile, the stockholders of Versatile, Bella Rose and the members of Bella Rose dated October 28, 2005.



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